SUPPLEMENT DATED

JUNE 18, 2007

TO THE

PROSPECTUS DATED

JANUARY 31, 2007

        The Board of Directors of Reynolds Funds, Inc. has approved the liquidation of each of the Reynolds Opportunity Fund and the Reynolds Fund. During the liquidation process the Reynolds Opportunity Fund and the Reynolds Fund will invest in money market instruments and will not be able to achieve their investment objective of long-term capital appreciation since money market instruments earn interest but do not appreciate in value.

        Reynolds Funds, Inc. is no longer accepting purchase orders for the Reynolds Opportunity Fund or the Reynolds Fund. Shareholders of the Reynolds Blue Chip Growth Fund may not exchange their shares for shares of the Reynolds Opportunity Fund or the Reynolds Fund. Shareholders of Reynolds Opportunity Fund and the Reynolds Fund may redeem their shares or exchange their shares for shares of the Reynolds Blue Chip Growth Fund or the First American Treasury Obligation Fund throughout the liquidation process.